                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                               September 25, 2001


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


              Delaware                 0-25400              75-2421746
          ---------------           ------------        -------------------
          (State or other           (Commission         (I.R.S. Employer
          jurisdiction of           File Number)        Identification No.)
          incorporation)


                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

     During June 2001, Daisytek International Corporation ("the Company") announced its decision to exit the IBM master distribution agreements, under which the Company's subsidiary Business Supplies Distributors ("BSD") provided financing to enable the Company's former subsidiary PFSweb, Inc. to service logistics contracts with IBM. As part of the Company's plan to completely exit this business, Daisytek completed the sale of BSD during September 2001 for net proceeds of approximately $0.9 million.

     The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, effective as of April 1, 2001. Under the provisions of SFAS No. 144, the results of operations of BSD, which were previously included in the Company's computer and office supplies segment, were presented as discontinued operations in the Company's quarterly report on Form 10-Q for the three and six month period ended September 30, 2001. Restated historical consolidated financial statements reflecting the operations of BSD as discontinued operations as of March 31, 2001 and 2000 and for the fiscal years ended March 31, 2001, 2000 and 1999 are attached as Exhibit 99.1 to this Form 8-K.

     This Form 8-K is filed with respect to the Company's fiscal year ended March 31, 2001. No attempt has been made in this Form 8-K to update our disclosures for events subsequent to the initial filing date of June 27, 2001, except as otherwise noted.

     This Form 8-K should be read in conjunction with the Company's other public filings with the Securities and Exchange Commission including the Company's Form 10-Q for the quarterly periods ended June 30, 2001 and September 30, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired

               Not applicable

          (b)  Pro forma financial information

               Not applicable

          (c)  Exhibits

               23.1 Consent of Ernst & Young LLP

               23.2 Consent of Arthur Andersen LLP

               99.1 Restated financial information as of March 31, 2001 and
                    2000, and for the fiscal years ended March 31, 2001, 2000 and 1999




                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DAISYTEK INTERNATIONAL CORPORATION


                                        By: /s/ RALPH MITCHELL
                                           -------------------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance

Dated: January 7, 2002




                                       3
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

23.1                     Consent of Ernst & Young LLP

23.2                     Consent of Arthur Andersen LLP

99.1 Restated financial information as of March 31, 2001 and 2000, and for the fiscal years ended March 31, 2001, 2000 and 1999